Exhibit 10.4

Richard A. Baker

 [•], 2007

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Banc of America Securities LLC
9 West 57th Street
New York, NY 10019

Re: NRDC Acquisition Corp. Initial Public Offering

Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between NRDC Acquisition Corp., a Delaware corporation (the “Company”), and Banc of America Securities LLC, a Delaware limited liability company, as representative of the several underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “Offering”), of 30,000,000 of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (each, a “Warrant”). The Units sold in the Offering will be listed and traded on the American Stock Exchange pursuant to a Registration Statement on Form S-1 and prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”).  Certain capitalized terms used herein are defined in Section 14.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company and the Underwriters as follows:

1.
The undersigned hereby agrees that in the event that the Company fails to consummate a Business Combination within 24 months after the date of the final Prospectus relating to the Offering, the undersigned shall take all reasonable steps to (a) cause the Trust Account to be liquidated and its assets to be distributed to the Public Stockholders and (b) cause the Company to be liquidated as soon as reasonably practicable. The undersigned agrees that in connection with any cessation of the corporate existence of the Company, the undersigned will take all reasonable steps to cause the Company to adopt a plan of distribution in accordance with Section 281(b) of the General Corporation Law of the State of Delaware or any successor provision thereto.

2.
With respect to such undersigned’s Insiders Shares, the undersigned hereby waives (a) any and all right, title, interest or claim of any kind in or to any distributions of the Trust Account as a result of any liquidation of the Company (“Claim”), and to any and all amounts distributed in connection with a liquidation of the Company, and hereby agrees to reimburse the Company for any distribution of the Trust Account received by the undersigned in respect of such undersigned’s Insiders Shares; and (b) any and all right to exercise conversion rights in connection with a proposed Business Combination. The undersigned acknowledges and agrees that, upon the Company’s liquidation, all warrants relating to the Company that are owned by the undersigned will terminate worthless.  The undersigned hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and the undersigned will not seek recourse against the Trust Account for any reason whatsoever.

3.
In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company, on a joint and several basis with the other Founders, against any and all claims by any third party for services rendered, products sold or financing provided to the Company or by any entity that the Company has entered into a letter of intent or an acquisition agreement with, but only to the extent necessary to ensure that such claims do not reduce the amount of funds in the Trust Account and only if any such third party has not executed an agreement in writing waiving claims against the Trust Account.  In the event the Company’s assets held outside the Trust Account are insufficient to pay the costs and expenses of liquidation of the Company, the undersigned agrees to indemnify and hold harmless the Company, on a joint and several basis with the other Founders, against any costs and expenses of such liquidation.

4.
(a)                           With respect to the undersigned’s Insiders Shares, the undersigned shall not, until one (1) year after the consummation of an initial Business Combination (the “Lock-Up Period”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any Insiders Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Insiders Shares, whether any such transaction is to be settled by delivery of shares of Common Stock, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

(b)                           With respect to the undersigned’s Placement Warrants or shares issuable upon exercise of the Placement Warrants (the “Placement Securities”), the undersigned shall not, until the consummation of an initial Business Combination (the “Placement Securities Lock-Up Period”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or, except as provided in that certain Registration Rights Agreement dated as of the date hereof, file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any Placement Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Placement Securities, whether any such transaction is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

(c)                           With respect to any Units acquired in a private placement immediately prior to the consummation of the Company’s initial Business Combination, the Common Stock and Warrants comprising such Units, and/or the Common Stock issuable upon exercise of the Warrants comprising such Units (the “Co-Investment Securities”), the undersigned shall not, until one (1) year after the consummation of an initial Business Combination (the “Co-Investment Securities Lock-Up Period”, and considered together with the Insiders Shares Lock-Up Period and the Placement Securities Lock-Up Period, each a “Lock-Up Period”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, with respect to the Co-Investment Securities (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Co-Investment Securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

(d)                           Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Insiders Shares during the applicable Lock-Up Period (as applicable) (i) to a member of the undersigned’s immediate family or an affiliate of the undersigned, (ii) to a trust, the beneficiary of which is a member of the undersigned’s immediate family, (iii) by virtue of the laws of descent and distribution upon death of the undersigned, (iv) to other officers or directors of the Company, (v) pursuant to a qualified domestic relations order, or (vi) in the event of a merger, capital stock exchange, stock purchase, asset acquisition or other similar transaction which results in all the Company’s stockholders having the right to exchange their shares of Common Stock or other securities for cash, securities or other property subsequent to the Company’s consummating a Business Combination with a target business; provided, however, that the permissive transfers pursuant to clauses (i) — (v) may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Letter Agreement. During the applicable Lock-Up Period, the undersigned shall not grant a security interest in the undersigned’s Insiders Shares.

(e)                           If (i) during the last 17 days of the applicable Lock-Up Period, the Company issues material news or a material event relating to the Company occurs or (ii) before the expiration of the applicable Lock-Up Period, the Company announces that material news or a material event relating to the Company will occur during the 16-day period beginning on the last day of the Lock-Up Period, said Lock-Up Period will be extended for up to 18 days beginning on the issuance of the material news or the occurrence of the material event.

(f)                           The undersigned agrees that after the applicable Lock-Up Period has elapsed, the undersigned’s Insiders Shares shall only be transferable or saleable pursuant to a sale registered under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an available exemption from registration, other than Regulations S of the Securities Act.

5.
The undersigned hereby agrees that until after the consummation of a Business Combination, the undersigned (a) shall not sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any securities or other interests owned by the undersigned in NRDC Real Estate Advisors, LLC; and (b) shall cause NRDC Real Estate Advisors, LLC to not sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any securities or other interests owned by NRDC Real Estate Advisors, LLC in NRDC Capital Management, LLC.

6.
The undersigned agrees that in connection with any proposed Business Combination, the undersigned will vote (a) all Insiders Shares owned by the undersigned in accordance with the majority of the votes cast by the Public Stockholders in connection with the vote required to approve the Business Combination; (b) all shares of Common Stock acquired by the undersigned in the Offering or in the secondary market in favor of the Business Combination; and (c) all Insiders Shares and all shares of Common Stock acquired by the undersigned in the Offering or in the secondary market in favor of an amendment to the Second Restated Certificate providing for the Company’s perpetual existence.

7.
The undersigned agrees to serve as Chairman of the Board and as a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company; provided, however, that nothing herein shall be construed as providing a right of the undersigned to maintain any position if removed by proper corporate action. The undersigned’s biographical information furnished to the Company and the Underwriters and attached hereto as Exhibit A is true and accurate in all material respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s completed questionnaires furnished to the Company and the Underwriters and attached hereto as Exhibit B are true and accurate in all material respects. The undersigned represents and warrants that:

(a)                           the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)                           the undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding;

(c)                           the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked; and

(d)                           together as a group, the Founders are capable of funding a shortfall in the Trust Account to satisfy their foreseeable indemnification obligations under Section 3 above.

8.	Except as disclosed in the Prospectus, neither the undersigned nor any family member or affiliate of the undersigned will be entitled to receive, and no such person will accept:

(a)                           any compensation, finder’s fee, reimbursement or cash payment from the Company for services rendered to the Company prior to or in connection with the consummation of a Business Combination, other than reimbursement from the Company for the undersigned’s reasonable out-of-pocket expenses related to the Offering and identifying, investigating and consummating a Business Combination; and

(b)                           any finder’s fee, consulting fee or any other compensation or fees from the Company or any other person or entity in the event the undersigned or any family member or affiliate of the undersigned originates a Business Combination.

9.
The undersigned acknowledges and agrees that the Company will not consummate any Business Combination with any entity that is affiliated with any Insiders or any of their respective affiliates unless the Company obtains an opinion from an independent investment banking firm that the Business Combination is fair to the Company’s stockholders from a financial perspective.

10.
The undersigned has full right and power, without violating any agreement by which the undersigned is bound (including, without limitation, any non-competition or non-solicitation agreement), to enter into this Letter Agreement and to serve as an officer and a director of the Company.  The undersigned hereby consents to being named in the Prospectus.

11.
The undersigned agrees that until the consummation of a Business Combination or the cessation of the corporate existence of the Company, whichever is earlier, the undersigned will not participate in the formation of, or accept any position as a director or officer with, any blank check company or any entity commonly regarded as a “special purpose acquisition company.”

12.
The undersigned agrees that until the consummation of a Business Combination, the undersigned will not recommend or take any action to amend or waive any provisions of Article Fifth or Article Sixth of the Second Restated Certificate.

13.
The undersigned hereby agrees that, on a date that is within the five-day period following the date that is 30 days after the date of the Underwriting Agreement or, if earlier, the date the Underwriters terminate their option to purchase Optional Units (as defined in the Underwriting Agreement) pursuant to the terms of the Underwriting Agreement, the undersigned will forfeit to the Company, and the Company shall accept from the undersigned, at no cost, the number of shares of Common Stock determined by multiplying (a) the product of (i) 1,125,000, multiplied by (ii) a fraction, (x) the numerator of which is the number of Insiders Shares held by the undersigned, and (y) the denominator of which is the number of Insiders Shares held by all Founders, by (b) a fraction, (i) the numerator of which is 4,500,000 minus the number of shares of Common Stock purchased by the Underwriters upon the exercise of their option to purchase Optional Units, and (ii) the denominator of which is 4,500,000.

14.
As used herein, (a) a “Business Combination” shall mean the Company’s initial acquisition of one or more operating businesses, through a merger, capital stock exchange, stock purchase, asset acquisition, or other similar business combination, having an aggregate fair market value of at least eighty percent (80%) of the balance held in the Trust Account (excluding the amount held in the Trust Account representing the deferred underwriting discounts and commissions and taxes payable) at the time of such acquisition; (b) “Founders” shall mean NRDC Capital Management LLC, William L. Mack, Robert C. Baker, Richard A. Baker and Lee Neibart; (c) “Insiders” shall mean the Founders and all other officers, directors and stockholders of the Company immediately prior to the Offering; (d) “Insiders Shares” shall mean all of the shares of Common Stock owned by an Insider prior to the Offering (and shall include any shares of Common Stock issued as dividends with respect to such shares); (e) “Public Stockholders” shall mean the holders of securities issued in the Offering; (f) “Second Restated Certificate” shall mean the Company’s Second Amended and Restated Certificate of Incorporation, as the same may be amended from time to time; and (g) “Trust Account” shall mean the trust account established for the benefit of the Public Stockholders into which a portion of the net proceeds of the Offering will be deposited.

15.
The undersigned acknowledges and understands that the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the Offering. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

16.
This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.  This Letter Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.  No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto. Any purported assignment in violation of this Section 16 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.  This Letter Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of, or relating in any way to this Letter Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction.  The undersigned hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Letter Agreement.  This Letter Agreement shall be binding on the undersigned and such person’s respective heirs, personal representatives, successors and assigns. This Letter Agreement shall terminate on the earlier of (a) the expiration of the Lock-Up Period applicable to the undersigned’s Insiders Shares and Co-Investment Securities, and (b) the liquidation of the Company; provided that such termination shall not relieve the undersigned from liability for any breach of this Letter Agreement prior to its termination; and provided further that Section 3 of this Letter Agreement shall survive the termination of this Letter Agreement.

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Sincerely,

RICHARD A. BAKER

Accepted and agreed:

NRDC ACQUISITION CORP.

By:
Name:
Title:

BANC OF AMERICA SECURITIES LLC

By:
Name:
Title:

EXHIBIT A
INFORMATION FURNISHED TO THE COMPANY

EXHIBIT B
QUESTIONNAIRE